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                                                                   EXHIBIT 23(a)

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated March 14, 2005, in Amendment No. 1 to the Registration Statement (Form S-4 No. 333-124156) and related Prospectus of ProAssurance Corporation for the registration of 2,000,000 shares of its common stock.

Birmingham, Alabama
June 20, 2005

/s/ Ernst & Young LLP